UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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OSMOTICA PHARMACEUTICALS PLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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OSMOTICA PHARMACEUTICALS PLC 400 CROSSING BOULEVARD BRIDGEWATER, NJ 08807 Your Vote Counts! OSMOTICA PHARMACEUTICALS PLC 2021 Annual General Meeting Vote in person at the meeting or by Internet, phone or mail by June 16, 2021 11:59 PM ET D48549-P52054 You invested in OSMOTICA PHARMACEUTICALS PLC and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 17, 2021. Get informed before you vote View the Notice and Proxy Statement, Annual Report on Form 10-K and Irish Statutory Financial Statements online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 3, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* June 17, 2021 3:00 PM LST 25-28 North Wall Quay Dublin 1, Ireland *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends Election of Directors 1a. Brian Markison 1b. Joachim Benes 1c. David Burgstahler 1d. Gregory L. Cowan 1e. Michael DeBiasi 1f. Sriram Venkataraman 1g. Juan Vergez 1h. Fred Weiss To ratify, in a non-binding advisory vote, the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2021, and to authorize, in a binding vote, the Board of Directors, acting through the audit committee, to set the independent registered public accounting firm’s remuneration. To approve a waiver of offer obligations under Rule 37 of the Irish takeover rules to enable share buybacks or redemptions. To approve an amendment and restatement of the Company’s 2018 Incentive Plan increasing by 5,000,000 to 9,100,000 the number of ordinary shares authorized for issuance under the plan and certain other amendments. To receive and consider the Company’s Irish Statutory Financial Statements for the year ended December 31, 2020 and the reports of the directors and auditors thereon, and to review the affairs of the Company. To conduct any other business properly brought before the Annual General Meeting. For For For For For For For For For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D48550-P52054